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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - AUGUST 4, 2004

                                   ----------

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                       001-31341               98-0416483
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 Incorporation or Organization)                              Identification No.)

        THE BELVEDERE BUILDING
           69 PITTS BAY ROAD
          PEMBROKE, BERMUDA                                        HM 08
(Address of principal executive offices)                         (Zip Code)



                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)


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Item 5. Other Events

         On August 4, 2004, Platinum Underwriters Holdings, Ltd. (the "Company") issued a press release announcing that the Company's Board of Directors had approved the repurchase of up to $50 million of its common shares. The Company expects such repurchases to be effected from time to time, depending on market conditions, through open market or privately negotiated transactions or otherwise.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit 99.1  Press release dated August 4, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PLATINUM UNDERWRITERS
                                             HOLDINGS, LTD.


                                             By: /s/ Michael E. Lombardozzi
                                                 -------------------------------
                                                 Michael E. Lombardozzi
                                                 Executive Vice President,
                                                 General Counsel and Secretary

Date: August 4, 2004

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                                  Exhibit Index

Exhibit Number        Description
--------------        -----------

99.1                  Press release dated August 4, 2004